                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 13, 2004
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                  0-19557              36-3777824
     ----------------------------      ------------       ------------------
     (State or other jurisdiction      (Commission           (IRS Employer
           of incorporation)           File Number)       Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
            (Address of principal executive offices)      (Zip Code)



                                 (847) 803-4600
                             ----------------------
              (Registrant's telephone number, including area code)

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

         (c)   Exhibits

               99.1     Press Release issued by Salton, Inc. dated May 13, 2004.

ITEM 9.        REGULATION FD DISCLOSURE

         On May 13, 2004, Salton, Inc. announced that it has retained Ernst & Young Corporate Finance LLC as its financial advisor in connection with its recently announced restructuring. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2004

                                  SALTON, INC.


                                  /s/ WILLIAM B. RUE
                                  ----------------------------------
                                  William B. Rue
                                  President and Chief Operating Officer
                                  and Director

                                  EXHIBIT INDEX





     EXHIBIT                                      DESCRIPTION
       NO.                                        -----------
       ---

       99.1         Press Release issued by Salton, Inc. dated May 13, 2004.




                                      -3-